First Quarter 2021 Investor Update Oppenheimer Holdings Inc.

Safe Harbor Statement 2 This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 1, 2021 (the “2020 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward- Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed with the SEC on April 30, 2021 (“2021 10-Q1”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2020 10-K, the 2021 10-Q1 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. 3  Hong Kong, China  London, UK  Geneva, Switzerland  St. Helier, Isle of Jersey  Munich, Germany  Tel Aviv, Israel (1) Represents book value less goodwill and intangible assets divided by number of shares outstanding. (2) Includes special dividend of $1.00 per share paid on December 30, 2020 to holders of Class A non-voting and Class B voting common stock. $36.7million Net Income in 1Q-21 $373.3 million Revenue in 1Q-21 Oppenheimer Snapshot (as of 3/31/21) Listed NYSE Ticker: OPY Shareholders’ Equity ($M): $719.7 Market Cap ($M): $507.8 Book Value per Share: $56.74 Tangible Book Value per Share:(1) $43.34 Share Price: $40.05 Earnings per Share (Basic): $3.07 Earnings per Share (Diluted): $2.91 P/E Ratio (TTM): 3.26 Dividend Yield (TTM):(2) 3.70% Employees: 2,894 # of Financial Advisors: 1,000 Retail Branches in the US: 92 Client Assets under Administration ($B): $111.4 Assets Under Management ($B): $40.2 Business Overview

Summary Operating Results: 1Q-21 (Unaudited)

OPPENHEIMER

($000's)

REVENUE	For the 3-Months Ended 3-31-21	3-31-20	% Change
Commissions	$ 113,471	$ 103,249	9.9%
Advisory fees	104,496	86,164	21.3%
Investment banking	124,501	25,728	383.9%
Bank deposit sweep income	4,008	18,826	-78.7%
Interest	8,666	10,890	-20.4%
Principal transactions, net	10,865	(868)	*
Other	7,275	(9,219)	*
Total Revenue	373,282	234,770	59.0%

EXPENSES	3-31-21	3-31-20	% Change
Compensation and related expenses	255,601	157,676	62.1%
Non-Compensation related expenses	65,554	66,871	-2.0%
Total Expenses	321,155	224,547	43.0%
Pre-tax Income	52,127	10,223	409.9%
Net income	$ 38,658	$ 7,818	394.5%

	3-31-21	3-31-20	% Change
Earnings per share (Basic)	$ 3.07	$ 0.61	403.3%
Earnings per share (Diluted)	$ 2.91	$ 0.58	401.7%

* Percentage not meaningful.

Highlights

- Record first quarter gross revenue, net income, and earnings per share
- Commissions higher driven by elevated volatility and increased institutional participation during the quarter
- Record first quarter advisory fees driven by record assets under management at 12/31/20
- Record revenue and earnings in Capital Markets segment driven by record investment banking results due to increases in equity underwriting and M&A advisory fees
- Capital Markets pre-tax profit margin was 27.2% driven by the strength in investment banking and sales and trading
- Record client assets under administration and assets under management at 3/31/21

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5 Shareholders’ Equity ($M)Earnings per Share ($) Return on Equity (%)Net Income ($M) Select Financial Measures +394% +403% +5%

Segment Results (Unaudited)

('000s, except per share amounts or otherwise indicated)

	1Q-21	1Q-20	% Δ	FY-20	FY-19	% Δ
Private Client[(1)]						
Revenue	$ 164,023	$ 141,418	16.0%	$ 642,083	$ 653,409	-1.7%
Pre-Tax Income	$ 24,263	$ 33,369	-27.3%	$ 122,844	$ 163,917	-25.1%
Assets Under Administration ($Bn)	$ 111.4	$ 79.1	40.8%	$ 104.8	$ 91.0	15.2%
Asset Management						
Revenue	$ 24,230	$ 19,276	25.7%	$ 130,274	$ 88,755	46.8%
Pre-Tax Income	$ 7,553	$ 4,305	75.4%	$ 71,625	$ 31,606	126.6%
Asset Under Management ($Bn)	$ 40.2	$ 28.0	43.6%	$ 38.8	$ 32.1	20.9%
Capital Markets						
Revenue	$ 183,599	$ 75,542	143.0%	$ 426,752	$ 290,830	46.7%
Pre-Tax Income (Loss)	$ 49,991	$ (143)	*	$ 83,442	$ (13,724)	*

- Percentage not meaningful.

(1) Operating results continued to be negatively impacted by low interest rates.

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156 168 196 194 38 32 23% 24% 26% 25% 23% 17% 0% 5% 10% 15% 20% 25% 30% $0 $50 $100 $150 $200 $250 2017 2018 2019 2020 1Q-20 1Q-21 683 690 742 772 161 188 2017 2018 2019 2020 1Q-20 1Q-21 7 RETAIL SERVICES – Full-Service Brokerage – Financial Planning, Retirement Services, Corporate & Executive Services & Trust Services – Margin & Securities Lending ALTERNATIVE INVESTMENTS – Hedge Funds & Fund-of-Funds – Private Equity – Private Market Opportunity (Qualified Investors only) recently launched to source investments across the private markets continuum ADVISORY SERVICES – Investment Policy Design & Implementation – Asset Allocation & Portfolio Construction – Research, Diligence & Manager Selection – Portfolio Monitoring & Reporting Pre-Tax Income ($M) and Pre-Tax Margin (%) $0.8 billion Net Positive Client Asset Inflows In 1Q-21 $40.2B Assets under Management At 3/31/21 $111.4B Assets under Administration At 3/31/21 1,000 Financial Advisors At 3/31/21 Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Wealth Management Revenue ($M) Wealth Management* ↑ 21.3% Advisory Fees In 1Q-21 (1) (1) * Wealth Management includes both Private Client and Asset Management business segments. (1) Private Client Division revenue and pre-tax income negatively impacted by a decrease in bank deposit sweep income and margin revenue of 60.8% or $91.7 million from 2019 to 2020.

Capital Markets

A leading capital markets business providing sophisticated investment banking, research and trading solutions

INSTITUTIONAL EQUITIES

- Sales and Trading
- Equity Research
  - 38 senior research analysts covering 600+ companies
- Corporate Access (Conferences & NDRs)

INVESTMENT BANKING

- Mergers & Acquisitions
- Equity Capital Markets
- Debt Capital Markets
- Restructuring & Special Situations

FIXED INCOME

- Taxable Fixed Income
- Non-Taxable Fixed Income
- Public Finance

Capital Markets Revenue ($M)


232
273
291
427
76
184
2017
2018
2019
2020
1Q-20
1Q-21

Capital Markets Revenue Breakdown 1Q-21


1Q-21
$184M
$78.3
42.7%
$77.2
42.0%
$28.1
15.3%
Institutional Equities
Fixed Income
Investment Banking

Investment Banking Focus Industries


Healthcare


Technology


Consumer & Retail


Transportation & Logistics


Finance & Real Estate


Energy

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Select 1Q-21 Investment Banking Transactions

OPPENHEIMER

Undisclosed

MILLENNIUM PHYSICIAN GROUP

Healthcare
Recapitalization with Clayton, Dubilier & Rice
Financial Advisor

March 2021

$1,265,000,000

DRAFT KINGS

Technology
Convertible Senior Notes
Joint Bookrunner

March 2021

$4,400,000,000

BlackRock.

Innovation and Growth Trust

Financial Institutions
Initial Public Offering
Co-Lead Manager

March 2021

$920,000,000 / $1,000,000,000

NESCO

Consumer & Business
Senior Secured Second Lien Notes/ Senior Secured Bridge Facility (unfunded)
Joint Bookrunner

March 2021

$276,000,000

M·D·H

MDH Acquisition Corp

Financial Institutions
Initial Public Offering
Joint Bookrunner

February 2021

$358,800,000

GigCapital4

Technology
Initial Public Offering
Lead Left Bookrunner

February 2021

$114,999,987

veru

Healthcare
Confidentially Marketed Public Offering
Lead Manager

February 2021

$2,400,000,000 / $225,000,000

SWITCHBACK / chargepoin+

Technology
ChargePoint Business Combination with Switchback Energy Acquisition Corporation
Capital Markets Advisor/ Co-Placement Agent

February 2021

$101,775,000 / $230,000,000

bionano GENOMICS

Healthcare
Overnight Follow-On Offerings
Sole Bookrunner

January 2021

$437,999,998

Fate THERAPEUTICS

Healthcare
Follow-On Offering
Co-Manager

January 2021

$258,750,000

Class Acceleration Corp.

Technology
Initial Public Offering of a SPAC
Sole Bookrunner

January 2021

$130,000,000

MONROE CAPITAL

Financial Institutions
Notes Offering
Co-Manager

January 2021

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Liquidity & Capital Book & Tangible Book Value per Share ($) Conservative risk profile with strong balance sheet 10 (1) Total Assets divided by Total Shareholders’ Equity. As of March 31, 2021 ($ in thousands) Total Assets: $2,709,151 Shareholders’ Equity: Long-Term Debt: $719,740 $125,000 Total Capitalization: $844,740 Debt to Equity Ratio: 17.4% Gross Leverage Ratio(1): 3.76x Broker-Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital: $314,429 Regulatory Excess Net Capital: $290,004 Capital Structure BVPS TBVPS $0 $10 $20 $30 $40 $50 $60 2017 2018 2019 2020 3/31/21 Book Value per Share (BVPS) Tangible Book Value per Share (TBVPS) OPY Share Price (OPY) OPY  Shareholders’ equity reached a record $719.7 million as of March 31, 2021  Book value ($56.74) and tangible book value per share ($43.34) reached record levels at March 31, 2021  Regulatory Net Capital and Excess Net Capital at record levels  Quarterly dividend of $0.12 per share effective for the 1Q- 21 payable on May 28, 2021 to holders of Class A non- voting and Class B voting common stock of record on May 14th, 2021  Level 3 assets, comprised of auction rate securities, were $31.5 million as of March 31, 2021

Historical Financial Ratios Consolidated Adjusted EBITDA Margin (%) Interest Coverage (x) Consolidated Adjusted EBITDA ($M) Long-Term Debt to Consolidated Adjusted EBITDA (x) 11 1.8x* 6.3x

For more information contact Investor Relations at info@opco.com